scansource

Fiscal Third Quarter

2024 Earnings

"While hardware sales were lower than we expected, our resilient business model delivered strong margins and robust free cash flow. Our strong balance sheet gives us the capacity and flexibility to execute our disciplined capital allocation plans."

Mike Baur
Chair and CEO, ScanSource, Inc.

Key Highlights

- **Achieved Strong Cash Flow in Q3 and YTD**
- **Strong Margins Reflect Strength of Business Fundamentals**
- **Agency Channel Opportunity is Compelling**

Softer Demand Across Technologies

Consolidated	Specialty Technology Solutions Segment	Modern Communications & Cloud Segment
Net Sales -15% Y/Y $753M	**STS, Net Sales** -14% Y/Y $484M	**MC&C, Net Sales** -16% Y/Y $269M
Gross Profit -15% Y/Y $94M, 12.6% margin	**STS, Gross Profit** -22% Y/Y $45M, 9.3% margin	**MC&C, Gross Profit** -9% Y/Y $49M, 18.4% margin

© ScanSource 2024

Third Quarter Operating Metrics

$.50 per share
GAAP Diluted EPS
-40% Y/Y

$33.1M, -28%Y/Y
Adjusted EBITDA*
4.40%
Adjusted EBITDA Margin*

$160M QTR
Operating Cash Flow
$158M QTR
Free Cash Flow*

$0.69 per share
Non-GAAP Diluted EPS*
-28% Y/Y

-0.1x
Net Debt to
TTM Adjusted EBITDA*

12.1%
Adjusted ROIC*
$20M in Q3 share repurchases

Fiscal Year 2024 Annual Outlook updated May 7, 2024

Net Sales
At least $3.3 billion

Adjusted EBITDA*
At least $140 million

Free Cash Flow*
At least $275 million

Focus on Working Capital Efficiency Improvements

Mid-Term Goals Mid-term: 3-to-4-year time frame

Net Sales Growth per year	Adjusted EBITDA Margin*	Adjusted ROIC*	Recurring Revenue as % of Gross Profits
5%-7.5%	4.5%-5%	Mid Teens	Building to 30%+**

* Non-GAAP measure; adjusted ROIC represents return on invested capital
** Accelerate organic growth with strategic acquisitions
For further financial data, non-GAAP financial disclosures and cautionary language regarding forward-looking statements, please refer to the following pages and ScanSource's third quarter fiscal year 2024 news release issued on May 7, 2024, which accompanies this presentation and is available at www.scansource.com in the Investor Relations section.

2

© ScanSource 2024

Forward-Looking Statements This Earnings Infographic and supporting materials contain certain comments that are “forward- looking” statements, including statements about our FY24 outlook, mid-term goals, growth opportunities and our operating strategies that involve plans, strategies, economic performance and trends, projections, expectations, costs or beliefs about future events and other statements that are not descriptions of historical facts. Forward-looking information is inherently subject to risks and uncertainties. Any number of factors could cause actual results to differ materially from anticipated or forecasted results, including but not limited to, the following factors, which are neither presented in order of importance nor weighted: macroeconomic conditions, including potential prolonged economic weakness, inflation, the failure to manage and implement our organic growth strategy, credit risks involving our larger customers and suppliers, changes in interest and exchange rates and regulatory regimes impacting our international operations, economic weakness and inflation, risk to our business from a cyberattack, a failure of our IT systems, failure to hire and retain quality employees, loss of our major customers, relationships with our key suppliers and customers or a termination or a modification of the terms under which we operate with these key suppliers and customers, changes in our operating strategy, and other factors set forth in the “Risk Factors” contained in our annual report on Form 10-K for the year ended June 30, 2023, and subsequent reports on Form 10-Q, filed with the Securities and Exchange Commission. Although ScanSource believes the expectations in its forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievement. ScanSource disclaims any obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required by law. Non-GAAP Financial Information In addition to disclosing results that are determined in accordance with United States Generally Accepted Accounting Principles (“GAAP”), the Company also discloses certain non-GAAP measures, including non-GAAP operating income, non-GAAP operating income margin, non-GAAP net income, non-GAAP diluted EPS, non-GAAP SG&A expenses, adjusted EBITDA, adjusted EBITDA margin, net debt, adjusted ROIC, free cash flow and net sales in constant currency excluding acquisitions and divestitures (organic growth). A reconciliation of the Company's non-GAAP financial information to GAAP financial information is provided in the following supporting materials and in the Company’s Form 8-K, filed with the SEC, with the quarterly earnings press release for the period indicated. ScanSource discloses forward-looking information that is not presented in accordance with GAAP with respect to adjusted EBITDA margin and adjusted ROIC. ScanSource believes that a quantitative reconciliation of such forward-looking information to the most directly comparable GAAP financial measure cannot be made without unreasonable efforts, because a reconciliation of these non-GAAP financial measures would require an estimate of future non-operating items such as acquisitions and divestitures, restructuring costs, impairment charges and other unusual or non-recurring items. Neither the timing nor likelihood of these events, nor their probable significance, can be quantified with a reasonable degree of accuracy. Accordingly, a reconciliation of such forward-looking information to the most directly comparable GAAP financial measure is not provided. 3

ScanSource, Inc.
Earnings Infographic
Q3 FY2024

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Consolidated, 5-Quarter Financial Summary

($ in thousands, except per share data)

	Q3 FY24	Q2 FY24	Q1 FY24	Q4 FY23	Q3 FY23	Q/Q	Y/Y
Select reported GAAP measures:							
Net sales	$ 752,599	$ 884,792	$ 876,305	$ 947,149	$ 885,519	(15)%	(15)%
Gross profit	$ 94,481	$ 100,748	$ 106,508	$ 108,659	$ 111,762	(6)%	(15)%
Gross profit margin %	*12.6 %*	*11.4 %*	*12.2 %*	*11.5 %*	*12.6 %*	*117 bp*	*(7) bp*
SG&A expenses	$ 66,574	$ 66,921	$ 75,436	$ 74,358	$ 70,669	(1)%	(6)%
Operating income	$ 17,542	$ 26,826	$ 24,084	$ 27,289	$ 34,279	*(35)%*	*(49)%*
Operating income margin %	*2.33 %*	*3.03 %*	*2.75 %*	*2.88 %*	*3.87 %*	*(70) bp*	*(154) bp*
Net income	$ 12,806	$ 32,726	$ 15,432	$ 17,095	$ 21,221	*(61)%*	*(40)%*
Diluted EPS	$ 0.50	$ 1.29	$ 0.61	$ 0.68	$ 0.83	*(61)%*	*(40)%*
Select reported Non-GAAP measures: [(a)]							
Non-GAAP operating income	$ 25,306	$ 30,621	$ 28,478	$ 32,806	$ 38,449	(17)%	(34)%
Non-GAAP operating income margin %	*3.36 %*	*3.46 %*	*3.25 %*	*3.46 %*	*4.34 %*	*(10) bp*	*(98) bp*
Non-GAAP net income	$ 17,461	$ 21,587	$ 18,728	$ 19,213	$ 24,330	(19)%	(28)%
Non-GAAP diluted EPS	$ 0.69	$ 0.85	$ 0.74	$ 0.76	$ 0.96	(19)%	(28)%
Adjusted EBITDA	$ 33,095	$ 38,459	$ 34,919	$ 40,199	$ 45,656	(14)%	(28)%
Adjusted EBITDA margin %	*4.40 %*	*4.35 %*	*3.98 %*	*4.24 %*	*5.16 %*	*5 bp*	*(76) bp*
Adjusted ROIC	12.1 %	13.2 %	11.1 %	12.9 %	14.6 %	(110) bp	(250) bp
Operating cash flow (QTR)	$ 160,152	$ 63,224	$ 93,533	$ 54,837	$ 54,837		
Less: Capital expenditures	$ (2,420)	$ (2,549)	$ (2,315)	$ (3,431)	$ (2,286)		
Free cash flow (QTR) (Non-GAAP)	$ 157,732	$ 60,675	$ 91,218	$ 51,406	$ 52,551		
Free cash flow (TTM) (Non-GAAP)	$ 361,031	$ 255,850	$ 95,688	$ (44,673)	$ (108,189)		

[(a)] See pages 11 through 12 for the calculation of non-GAAP measures and reconciliations to GAAP measures.

scansource.com 4 May 7, 2024

ScanSource, Inc.
Earnings Infographic
Q3 FY2024

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Specialty Technology Solutions, 5-Quarter Financial Summary

($ in thousands)

	Q3 FY24	Q2 FY24	Q1 FY24	Q4 FY23	Q3 FY23	Q/Q	Y/Y
Net sales	$ 483,704	$ 520,651	$ 509,570	$ 561,501	$ 565,652	(7)%	(14)%
Gross profit	$ 45,077	$ 47,133	$ 49,183	$ 51,440	$ 57,664	(4)%	(22)%
Gross profit margin %	*9.3 %*	*9.1 %*	*9.7 %*	*9.2 %*	*10.2 %*	*27 bp*	*(88) bp*
GAAP operating income	$ 9,080	$ 13,368	$ 11,872	$ 14,343	$ 19,811	(32)%	(54)%
GAAP operating income %	*1.88 %*	*2.57 %*	*2.33 %*	*2.55 %*	*3.50 %*	*(69) bp*	*(163) bp*
Add: Intangible amortization expense	$ 1,261	$ 1,261	$ 1,261	$ 1,261	$ 1,266		
Non-GAAP operating income	$ 10,341	$ 14,629	$ 13,133	$ 15,604	$ 21,077	*(29)%*	*(51)%*
Non-GAAP operating income %	*2.14 %*	*2.81 %*	*2.58 %*	*2.78 %*	*3.73 %*	*(67) bp*	*(159) bp*
Reconciliation of Operating Income to Adjusted EBITDA							
GAAP operating income	$ 9,080	$ 13,368	$ 11,872	$ 14,343	$ 19,811	(32)%	(54)%
Plus:							
Depreciation expense	1,953	2,144	1,931	1,954	1,862		
Intangible amortization expense	1,261	1,261	1,261	1,261	1,266		
Interest income	1,096	709	164	776	354		
Other income/(expense), net	(57)	135	(132)	(40)	(54)		
EBITDA	13,333	17,617	15,096	18,294	23,239	(24)%	(43)%
Adjustments:							
Share-based compensation expense	1,421	1,657	1,512	1,586	1,867	(14)%	(24)%
Adjusted EBITDA (non-GAAP)	$ 14,754	$ 19,274	$ 16,608	$ 19,880	$ 25,106	*(23)%*	*(41)%*
Adjusted EBITDA (non-GAAP) %	*3.05 %*	*3.70 %*	*3.26 %*	*3.54 %*	*4.44 %*	*(65) bp*	*(139) bp*

scansource.com 5 May 7, 2024

ScanSource, Inc.
Earnings Infographic
Q3 FY2024

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Modern Communications & Cloud, 5-Quarter Financial Summary

($ in thousands)

	Q3 FY24	Q2 FY24	Q1 FY24	Q4 FY23	Q3 FY23	Q/Q	Y/Y
Net sales	$ 268,895	$ 364,141	$ 366,735	$ 385,648	$ 319,867	(26)%	(16)%
Gross profit	$ 49,404	$ 53,615	$ 57,235	$ 57,219	$ 54,098	*(8)%*	(9)%
Gross profit margin %	*18.4 %*	*14.7 %*	*15.6 %*	*14.8 %*	*16.9 %*	*370 bp*	*150 bp*
GAAP operating income	$ 12,989	$ 14,602	$ 12,413	$ 14,406	$ 14,468	(11)%	(10)%
GAAP operating income %	4.83 %	4.01 %	3.38 %	3.74 %	4.52 %	*82 bp*	*31 bp*
Add: Intangible amortization expense	$ 2,491	$ 2,776	$ 2,932	$ 2,924	$ 2,904		
Add: Tax recovery[(a)]	$ (515)	$ (1,386)	$ —	$ (128)	$ —		
Non-GAAP operating income	$ 14,965	$ 15,992	$ 15,345	$ 17,202	$ 17,372	(6)%	(14)%
Non-GAAP operating income %	*5.57 %*	*4.39 %*	*4.18 %*	*4.46 %*	*5.43 %*	*120 bp*	*20 bp*
Reconciliation of Operating Income to Adjusted EBITDA							
GAAP operating income	$ 12,989	$ 14,602	$ 12,413	$ 14,406	$ 14,468	(11)%	(10)%
Plus:							
Depreciation expense	1,037	1,077	1,093	1,117	1,042		
Intangible amortization expense	2,491	2,776	2,932	2,924	2,904		
Interest income	1,557	1,409	1,161	1,309	1,356		
Other income/(expense), net	(402)	14,325	(549)	(309)	(307)		
EBITDA	17,672	34,189	17,050	19,447	19,463	(48)%	(9)%
Adjustments:							
Share-based compensation expense	968	914	1,258	1,000	1,087		
Tax recovery[(a)]	(515)	(1,386)	—	(128)	—		
Gain on disposal of a business	219	(14,533)	—	—	—		
Adjusted EBITDA (non-GAAP)	$ 18,344	$ 19,184	$ 18,308	$ 20,319	$ 20,550	(4)%	(11)%
Adjusted EBITDA (non-GAAP) %	*6.82 %*	*5.27 %*	*4.99 %*	*5.27 %*	*6.42 %*	*155 bp*	*40 bp*

[(a)] Recovery of prior period withholding taxes in Brazil

scansource.com 6 May 7, 2024

ScanSource, Inc.
Earnings Infographic
Q3 FY2024

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Sales, Constant Currency Excluding Acquisitions and Divestitures (Organic Growth) - QTR

($ in thousands)

Net Sales by Segment:

	Q3 FY24	Q3 FY23	% Change
Specialty Technology Solutions:			
Net sales, as reported	$ 483,704	$ 565,652	(14.5)%
Foreign exchange impact [(a)]	(620)	—	
Net sales, constant currency excluding divestitures (non-GAAP)	$ 483,084	$ 565,652	(14.6)%
Modern Communications & Cloud:			
Net sales, as reported	$ 268,895	$ 319,867	(15.9)%
Foreign exchange impact [(a)]	(3,177)	—	
Less: Divestitures	—	(2,530)	
Net sales, constant currency excluding divestitures (non-GAAP)	$ 265,718	$ 317,337	(16.3)%
Consolidated:			
Net sales, as reported	$ 752,599	$ 885,519	(15.0)%
Foreign exchange impact [(a)]	(3,797)	—	
Less: Divestitures	—	(2,530)	
Net sales, constant currency excluding divestitures (non-GAAP)	$ 748,802	$ 882,989	(15.2)%

Net Sales by Geography:

	Q3 FY24	Q3 FY23	% Change
United States and Canada:			
Net sales, as reported	$ 671,246	$ 808,797	(17.0)%
International:			
Net sales, as reported	$ 81,353	$ 76,722	6.0 %
Foreign exchange impact [(a)]	(3,797)	—	
Less: Divestitures	$ —	$ (2,530)	
Net sales, constant currency excluding divestitures (non-GAAP)	$ 77,556	$ 74,192	4.5 %
Consolidated:			
Net sales, as reported	$ 752,599	$ 885,519	(15.0)%
Foreign exchange impact [(a)]	(3,797)	—	
Less: Divestitures	$ —	$ (2,530)	
Net sales, constant currency excluding divestitures (non-GAAP)	$ 748,802	$ 882,989	(15.2)%

(a) Year-over-year sales growth excluding the translation impact of changes in foreign currency rates. Calculated by translating net sales for the quarter ended March 31, 2024 into U.S. dollars using the weighted-average foreign exchange rates for the quarter ended March 31, 2023.

scansource.com 7 May 7, 2024

ScanSource, Inc.
Earnings Infographic
Q3 FY2024

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Average Adjusted Return on Invested Capital - QTR

($ in thousands)

	Q3 FY24	Q2 FY24	Q1 FY24	Q4 FY23	Q3 FY23
Adjusted return on invested capital (ROIC), annualized [(a)]	**12.1 %**	**13.2 %**	**11.0 %**	**12.9 %**	**14.6 %**
Reconciliation of Net Income to Adjusted EBITDA					
Net income from continuing operations - GAAP	$ 12,806	$ 32,726	$ 15,432	$ 17,095	$ 21,221
Plus:					
Interest expense	2,001	3,359	5,585	5,564	5,715
Income taxes	5,146	7,320	3,715	6,367	8,692
Depreciation and amortization	6,742	7,258	7,217	7,255	7,074
EBITDA	26,695	50,663	31,949	36,281	42,702
Adjustments:					
Tax recovery [(b)]	(515)	(1,386)	—	(128)	—
Divestiture costs	511	703	—	—	—
Restructuring costs	3,923	—	—	—	—
Cyberattack restoration costs	93	441	201	1,460	—
Share-based compensation	2,388	2,571	2,769	2,586	2,954
Gain on sale of business	—	(14,533)	—	—	—
Adjusted EBITDA (numerator for Adjusted ROIC) (non-GAAP)	**$ 33,095**	**$ 38,459**	**$ 34,919**	**$ 40,199**	**$ 45,656**
Invested Capital Calculation					
Equity - beginning of the quarter	$ 953,601	$ 915,253	$ 905,298	$ 878,895	$ 862,386
Equity - end of quarter	944,051	953,601	915,253	905,298	878,895
Adjustments:					
Tax recovery, net	(1,648)	(640)	—	(2,100)	—
Share-based compensation, net	1,784	1,919	2,068	1,921	2,191
Acquisition and divestiture costs	511	703	—	—	—
Restructuring, net of tax	2,935	—	—	—	—
Cyberattack restoration costs, net	69	329	150	1,092	—
Gain on sale of business	—	(14,533)		—	—
Discontinued operations net income	—	—	—	(1,717)	—
Average equity	950,652	928,316	911,385	891,695	871,736
Average funded debt (c)	153,131	227,688	352,897	361,792	398,318
Invested capital (denominator for Adjusted ROIC) (non-GAAP)	**$ 1,103,783**	**$ 1,156,004**	**$ 1,264,282**	**$ 1,253,487**	**$ 1,270,054**

(a) Calculated as net income plus interest expense, income taxes, depreciation and amortization (EBITDA), annualized divided by invested capital for the period. Adjusted EBITDA reflects other adjustments for non-GAAP measures.

(b) Recovery of prior period withholding taxes in Brazil

(c) Average funded debt is calculated as the daily average amounts outstanding on our short-term and long-term interest-bearing debt.

scansource.com 8 May 7, 2024

ScanSource, Inc.
Earnings Infographic
Q3 FY2024

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Net Debt and Adjusted EBITDA Metrics

($ in thousands)

	Q3 FY24	Q2 FY24	Q1 FY24	Q4 FY23	Q3 FY23
Consolidated debt (Q/E)	$ 145,881	$ 168,634	$ 248,108	$ 329,901	$ 311,052
Less:					
Cash and cash equivalents of continuing operations (Q/E)	(159,050)	(44,987)	(42,647)	(36,178)	(37,374)
Net debt (Q/E)	**$ (13,169)**	**$ 123,647**	**$ 205,461**	**$ 293,723**	**$ 273,678**
Reconciliation of Net Income to Adjusted EBITDA					
Net income from continuing operations - GAAP	$ 12,806	$ 32,726	$ 15,432	$ 17,095	$ 21,221
Plus:					
Interest expense	2,001	3,359	5,585	5,564	5,715
Income taxes	5,146	7,320	3,715	6,367	8,692
Depreciation and amortization	6,742	7,258	7,217	7,255	7,074
EBITDA	26,695	50,663	31,949	36,281	42,702
Adjustments:					
Acquisition and divestiture costs	511	703	—	—	—
Tax recovery [(a)]	(515)	(1,386)	—	(128)	—
Cyberattack restoration costs	93	441	201	1,460	—
Share-based compensation	2,388	2,571	2,769	2,586	2,954
Gain on sale of business	—	(14,533)	—	—	—
Restructuring costs	3,923	—	—	—	—
Adjusted EBITDA (non-GAAP)	$ 33,095	$ 38,459	$ 34,919	$ 40,199	$ 45,656
Adjusted EBITDA, TTM [(b)]	**$ 146,672**	**$ 159,233**	**$ 169,589**	**$ 179,945**	**$ 178,418**
Net Debt / Adjusted EBITDA, TTM	**(0.1)x**	**0.8x**	**1.2x**	**1.6x**	**1.5x**

(a) Recovery of prior period withholding taxes in Brazil

(b) Adjusted EBITDA for the trailing 12-month period

scansource.com 9 May 7, 2024

ScanSource, Inc.
Earnings Infographic
Q3 FY2024

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Working Capital, 5-Quarter Summary

($ in thousands)

	Q3 FY24	Q2 FY24	Q1 FY24	Q4 FY23	Q3 FY23
Accounts Receivable (Q/E)	$ 589,847	$ 662,799	$ 691,669	$ 753,236	$ 684,458
Days sales outstanding in receivables	71	68	71	72	70
Inventory (Q/E)	$ 529,163	$ 575,137	$ 656,170	$ 757,574	$ 752,763
Inventory turns	4.8	5.1	4.4	4.4	4.1
Accounts payable (Q/E)	$ 555,733	$ 540,642	$ 617,594	$ 691,119	$ 656,688
Paid for inventory days*	11.2	15.7	16.8	17.5	22.7
Working Capital (Q/E) (AR+INV-AP)	$ 563,277	$ 697,294	$ 730,245	$ 819,691	$ 780,533
Cash conversion cycle	82	84	88	90	93

**Paid for inventory days represent Q/E inventory days less Q/E accounts payable days*

scansource.com 10 May 7, 2024

ScanSource, Inc.
Earnings Infographic
Q3 FY2024

SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION

Operating Income, Net Income & EPS - QTR

($ in thousands)	Quarter ended March 31, 2024							
	Reported GAAP measure	Intangible amortization expense	Acquisition & divestiture costs	Restructuring costs	Tax recovery, net	Gain on sale of business	Cyberattack restoration costs	Non-GAAP measure
SG&A expenses	$66,574	$—	$(511)	$(3,923)	$515	$—	$(93)	$62,562
Operating income	17,542	3,752	511	3,923	(515)	—	93	25,306
Pre-tax income	17,952	3,752	511	3,923	(515)	—	93	25,716
Net income	12,806	2,788	511	2,935	(1,648)	—	69	17,461
Diluted EPS	$0.50	$0.11	$0.02	$0.12	$(0.06)	$—	$—	$0.69

($ in thousands)	Quarter ended December 31, 2023							
	Reported GAAP measure	Intangible amortization expense	Acquisition & divestiture costs		Tax recovery, net	Gain on sale of business [(a)]	Cyberattack restoration costs	Non-GAAP measure
SG&A expenses	$66,921	$—	$(703)	$—	$1,386	$—	$(441)	$67,163
Operating income	26,826	4,037	703	—	(1,386)	—	441	30,621
Pre-tax income	40,046	4,037	—	—	(1,386)	(14,533)	441	29,308
Net income	32,726	3,002	703	—	(640)	(14,533)	329	21,587
Diluted EPS	$1.29	$0.12	$0.03	$—	$(0.03)	$(0.57)	$(0.01)	$0.85

(a) Reflects gain on the sale of the UK-based intY business. This transaction resulted in a capital loss for tax purposes. ScanSource did not record a tax provision on the capital loss since there were no offsetting capital gains.

scansource.com
11
May 7, 2024

Operating Income, Net Income & EPS - QTR, continued ($ in thousands) Quarter ended September 30, 2023 Reported GAAP measure Intangible amortization expense Acquisition & divestiture costs Restructuring costs Tax recovery, net Gain on sale of business Cyberattack restoration costs Non-GAAP measure SG&A expenses $75,436 $— $— $— $— $— $(201) $75,235 Operating income 24,084 4,193 — — — — 201 28,478 Pre-tax income 19,147 4,193 — — — — 201 23,541 Net income 15,432 3,146 — — — — 150 18,728 Diluted EPS $0.61 $0.12 $— $— $— $— $0.01 $0.74 ($ in thousands) Quarter ended June 30, 2023 Reported GAAP measure Intangible amortization expense Acquisition & divestiture costs Restructuring costs Tax recovery, net Gain on sale of business Cyberattack restoration costs Non-GAAP measure SG&A expenses $74,358 $— $— $— $128 $— $(1,460) $73,026 Operating income 27,289 4,185 — — (128) — 1,460 32,806 Pre-tax income 23,462 4,185 — — — — — 28,979 Net income 17,095 3,126 — — (2,100) — 1,092 19,213 Diluted EPS $0.68 $0.12 $— $— $(0.08) $— $0.04 $0.76 ScanSource, Inc. Earnings Infographic Q3 FY2024 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 12 May 7, 2024

($ in thousands) Quarter ended March 31, 2023 Reported GAAP measure Intangible amortization expense Acquisition & divestiture costs Restructuring costs Tax recovery, net Gain on sale of business Cyberattack restoration costs Non-GAAP measure SG&A expenses $70,669 $— $— $— $— $— $— $70,669 Operating income 34,279 4,170 — — — — — 38,449 Pre-tax income 29,913 4,170 — — — — — 34,083 Net income 21,221 3,109 — — — — — 24,330 Diluted EPS $0.83 $0.12 $— $— $— $— $— $0.96 ScanSource, Inc. Earnings Infographic Q3 FY2024 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 13 May 7, 2024

FY24 Annual Financial Outlook Reconciliation FY 24 Outlook GAAP operating income At least $96 million Intangible amortization $16 million Depreciation expense $12 million Share-based compensation expense $10 million Interest income and income (expense), net $6 million Adjusted EBITDA (non-GAAP) At least $140 million GAAP operating cash flow At least $285 million Less: Capital expenditures $10 million Free cash flow (non-GAAP) At least $275 million ScanSource, Inc. Earnings Infographic Q3 FY2024 SUPPORTING MATERIALS AND RECONCILIATIONS FOR NON-GAAP FINANCIAL INFORMATION scansource.com 14 May 7, 2024